[FRONT COVER]




                           Met Investors Series Trust

                       Met/AIM Small Cap Growth Portfolio
                      MFS Research International Portfolio
                   Met/Putnam Capital Opportunities Portfolio

                                 Class B Shares

                                   Prospectus

                                   May 1, 2005

                      As Supplemented on February 28, 2006

   Like all securities, these securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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                                TABLE OF CONTENTS

                                                                                                               PAGE

INTRODUCTION......................................................................................................3
         Understanding the Trust..................................................................................3
         Understanding the Portfolios.............................................................................3
THE PORTFOLIOS....................................................................................................6
         Investment Summary.......................................................................................6
                  Met/AIM Small Cap Growth Portfolio..............................................................8
                  MFS Research International Portfolio...........................................................12
                  Met/Putnam Capital Opportunities Portfolio.....................................................17
         Primary Risks of Investing in the Portfolios............................................................21
         Additional Investment Strategies........................................................................23
         Management..............................................................................................34
                  The Manager....................................................................................35
                  The Advisers...................................................................................36
                  Distribution Plan..............................................................................39
YOUR INVESTMENT..................................................................................................40
         Shareholder Information.................................................................................40
         Dividends, Distributions and Taxes......................................................................40
         Sales and Purchases of Shares...........................................................................41
FINANCIAL HIGHLIGHTS.............................................................................................45
FOR MORE INFORMATION.....................................................................................Back Cover


INTRODUCTION

     Understanding the Trust

     Met Investors Series Trust (the "Trust") is an open-end management investment company that offers a selection of thirty-three managed investment portfolios or mutual funds, only three of which are offered through this Prospectus (the "Portfolios"). Each of the three Portfolios described in this Prospectus has its own investment objective designed to meet different investment goals. Please see the Investment Summary section of this Prospectus for specific information on each Portfolio.

Investing Through a Variable Insurance Contract

     Class B shares of the Portfolios are currently only sold to separate accounts of Metropolitan Life Insurance Company and certain of its affiliates (collectively, "MetLife") to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts (collectively, "Contracts").

     As a Contract owner, your premium payments are allocated to one or more of the Portfolios in accordance with your Contract.

     A particular Portfolio of the Trust may not be available under the Contract you have chosen. The prospectus for the Contracts shows the Portfolios available to you. Please read this Prospectus carefully before selecting a Portfolio. It provides information to assist you in your decision. If you would like additional information about a Portfolio, please request a copy of the Statement of Additional Information ("SAI"). For details about how to obtain a copy of the SAI and other reports and information, see the back cover of this Prospectus. The SAI is incorporated by reference into this Prospectus.

     Some of the Portfolios have names and investment objectives that are very similar to certain publicly available mutual funds that are managed by the same investment advisers. The Portfolios in this Prospectus are not those publicly available mutual funds and will not have the same performance. Different performance will result from such factors as different implementation of investment policies, different investment restrictions, different cash flows into and out of the Portfolios, different fees, and different asset sizes.

[SIDE BAR:

     Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

     Understanding the Portfolios

     After this Introduction you will find an Investment Summary for each Portfolio. Each Investment Summary presents important facts about a Portfolio, including information about its investment objective, principal investment strategy, primary risks, fees and expenses and past performance.

     Each of the Portfolios falls into one of two categories of funds. A particular type of Portfolio may be more appropriate for you depending upon your investment needs. Please see the Risk/Reward spectrum on the next page which lists the Portfolios in order of risk/reward from highest to lowest.

Description of Types of Funds:

Equity Funds

     Although they may involve more risk, historically, equity securities such as common stocks have offered higher returns than bonds or other investments over the long term. A domestic equity fund principally invests in equity securities of U.S. companies and may also, to a minor extent, invest in securities of companies located outside the United States. An international equity fund principally invests in the equity securities of companies located outside the United States.

Fixed Income Funds

     Fixed income securities are securities that pay a specified rate of return. Historically, fixed income funds are not as volatile as equity funds. These funds may lend stability to a portfolio made up primarily of stocks.


Before you choose a Portfolio, please consider...
                                                                                                                       Higher


                                                                                                                  Risk/Reward



All of the Portfolios involve risk, but there is also the
potential for reward.  You can lose money - and you can make
money.  The Portfolios are structured so that each offers a                         Met-AIM Small Cap Growth Portfolio
different degree of risk and reward than others.

Notice the scale at the right. It covers, in the opinion of the Portfolios' Manager, the full spectrum of risk/ reward of the Portfolios described in this Prospectus. Please note that the scale is for illustration purposes only and is not meant to convey the precise degree of difference in risk/reward among the Portfolios.

What risk/reward level is for you? Ask yourself the following:                    MFS Research International Portfolio

(1) How well do I handle fluctuations in my account value? The higher a Portfolio is on the risk/ reward spectrum, the more its price is likely to move up and down on a day to day basis. If this makes you uncomfortable, you may prefer an investment at the lower end of the scale that may not fluctuate in price as much.

(2)  Am I looking for a higher rate of return? Generally, the higher the potential return, the higher the risk. If you find the potential to make money is worth the possibility of losing more, then a Portfolio at the higher end of the spectrum may be right for you.
                                                                            Met/Putnam Capital Opportunities Portfolio
A final note: These Portfolios are designed for long-term investment.



                                                                                                                      Lower


                                                                                                                Risk/Reward




THE PORTFOLIOS

     Investment Summary

Each Portfolio's summary discusses the following :

o        Investment Objective

         What is the Portfolio's investment goal?

o        Principal Investment Strategy

         How does the Portfolio attempt to achieve its investment goal? What types of investments does it contain? What style of investing and investment philosophy does it follow?

o        Primary Risks

         What are the specific risks of investing in the Portfolio?

o        Past Performance

         How well has the Portfolio performed over time?

o        Fees and Expenses

         What is the cost of investing in the Portfolio?

     [SIDE BAR: Each Portfolio in this Prospectus is a mutual fund: a pooled investment that is professionally managed and that gives you the opportunity to participate in financial markets. Each Portfolio strives to reach its stated investment objective, which can be changed without shareholder approval. As with all mutual funds, there is no guarantee that a Portfolio will achieve its investment objective.]

     In addition to its principal investment strategy, each Portfolio may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Portfolio and therefore are not described in the Investment Summary section of the Prospectus. These other securities and investment techniques and practices in which a Portfolio may engage, together with their risks, are briefly discussed in "Additional Investment Strategies" in this Prospectus.

     [SIDE BAR: A Portfolio's Adviser may sell a portfolio security when the value of the investment reaches or exceeds its estimated fair value, to take advantage of more attractive fixed income yield opportunities, when the issuer's investment fundamentals begin to deteriorate, when the Portfolio must meet redemptions, or for other investment reasons.]

     Following the Investment Summary is the section entitled "Primary Risks of Investing in the Portfolios" which lists some of the factors that may affect the value of a Portfolio's investments.

     The SAI provides more detailed information regarding the various types of securities that a Portfolio may purchase and certain investment techniques and practices of its Adviser.

     The Contracts may be sold by banks. An investment in a Portfolio of the Trust through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance
Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

[Left Side:]

                       Met/AIM Small Cap Growth Portfolio


Investment Objective:

     Long-term growth of capital.

Principal Investment Strategy:

     The Portfolio seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of small-cap companies. In complying with this 80% investment requirement, the Portfolio will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Portfolio's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Portfolio considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month, within the range of market capitalizations of companies included in the Russell 2000 Index.

     The Portfolio may invest up to 20% of its net assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside of the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments. The Portfolio may also invest up to 25% of its total assets in foreign securities. For risk management purposes, the Portfolio may hold a portion of its assets in cash or cash equivalents including money market instruments.

     In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Portfolio, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings.

[Right side:]

Primary Risks:

     The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 21, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

o        Market risk

o        Market capitalization risk

o        Investment style risk

o        Foreign investment risk


Past Performance:

     The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

     The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.

               Year-by-Year Total Return as of 12/31 of Each Year

  ---------------------------- ------------------------ ---------------------
            -27.50%                    38.86%                  6.43%





              02                         03                      04
  ---------------------------- ------------------------ ---------------------
                        High Quarter: 2nd - 2003 +20.75%
                        Low Quarter: 3rd - 2002 -18.43%


     The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04, as applicable, with the Russell 2000 Index and the Russell 2000 Growth Index. The Russell 2000 Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000 Index which represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

 ------------------------------------------------------------------------------
                                     Average Annual Total
                                    Return as of 12/31/04
                                                 Since             Inception
                                  1 Year       Inception             Date


 Class B                           6.43%         7.79%              10/9/01
 Russell 2000 Index               18.33%        16.68%*
 Russell 2000 Growth              48.54%        11.00%*
 Index
 -------------------------------------------------------------------------------
     * Index performance is from 10/9/01.

[SIDE BAR:

         Portfolio Management:

o        A I M Capital Management, Inc.
                  see page 37

o        For financial highlights
                  see page 46]

Fees and Expenses:

     The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2004 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses - None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

      ------------------------------------- -------------------------
                                                    Class B
      ------------------------------------- -------------------------
      Management Fee(1)                              0.90%
      ------------------------------------- -------------------------
      12b-1 Fees                                     0.25%
      ------------------------------------- -------------------------
      Other Expenses                                 0.08%
      ------------------------------------- -------------------------
      Total Annual Portfolio Operating               1.23%
      Expenses Before Expense Waiver/
      Repayment to Manager
      ------------------------------------- -------------------------
      Contractual Expense                            0.06%
      (Waiver)/Repayment to Manager*
      ------------------------------------- -------------------------
      Total Annual Portfolio Operating               1.29%
      Expenses After Expense
      Waiver/Repayment to Manager
      ------------------------------------- -------------------------
(1) The management fee has been restated to reflect a reduction in the fee effective January 1, 2005. Prior to that date, the management fee was 0.90%. The above table and the Example below assume that the management fee reduction had been in place during all of 2004.

* The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.30% for the period ended April 30, 2006 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager.

Example

     The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

     The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2006. The Example is for illustration only, and your actual costs may be higher or lower.

         Example of Portfolio Expenses

---------------------------------------- --------------------------------------
                                                        Class B
---------------------------------------- --------------------------------------
1 Year                                                   $132
---------------------------------------- --------------------------------------
3 Years                                                  $399
---------------------------------------- --------------------------------------
5 Years                                                  $685
---------------------------------------- --------------------------------------
10 Years                                                $1,501
---------------------------------------- --------------------------------------

[Left Side:]


                      MFS Research International Portfolio


Investment Objective:

         The Portfolio's investment objective is capital appreciation.


Principal Investment Strategy:

     The Portfolio invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts of foreign companies. The Portfolio focuses on foreign companies (including up to 25% of its net assets in emerging market issues) that the Portfolio's Adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio may invest in companies of any size. The Portfolio does not emphasize any particular country and, under normal market conditions, will be invested in at least five countries. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

     The Portfolio's assets are allocated among various sectors. A committee of investment research analysts selects securities for the Portfolio. The committee includes investment analysts employed by the Adviser and its affiliates.

[Right side:]

Primary Risks:

     The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 21, any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

o        Market risk

o        Foreign investment risk

o        Market capitalization risk

o        Investment style risk

     The Portfolio may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Portfolio focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

     In addition, investments in emerging markets include all of the risks of investments in foreign securities and are subject to severe price declines. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Such countries may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners and economics based on only a few industries. For these reasons, all of the risks of investing in foreign securities are heightened by investing in emerging markets countries. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets, and significantly greater risks, to investors.

Past Performance:

     The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

     The bar chart below shows you the performance of the Portfolio's Class B shares, the Portfolio's oldest Class, for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart.



               Year-by-Year Total Return as of 12/31 of Each Year

       -------------------------- ------------------------- --------------------
                -11.80%                    32.04%                 19.56%





                  02                         03                     04
       -------------------------- ------------------------- --------------------
                        High Quarter: 4th - 2003 +15.97%
                         Low Quarter: 3rd - 2002 -14.58%

     The table below compares the Portfolio's Class B shares' average annual compounded total returns for the 1-year period and from inception through 12/31/04 with the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI EAFE"), a widely recognized unmanaged index which is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

     ---------------------------------------------------------------------------
                                         Average Annual Total
                                         Return as of 12/31/04
                                                     Since            Inception
                                      1 Year       Inception            Date


     Class B                          19.56%         4.39%             2/12/01
     MSCI EAFE Index                  20.70%         3.95%*
     ----------------------------- -------------- ------------- ----------------
             * Index performance is from 2/12/01.

[SIDE BAR:

         Portfolio Management:

o        Massachusetts Financial Services Company
                  see page 37

o        For financial highlights
                  see page 48]


Fees and Expenses:

     The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2004 as adjusted to reflect current expense limitations and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses - None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

    ------------------------------------- -------------------------
                                                  Class B
    ------------------------------------- -------------------------
    Management Fee                                 0.77%
    ------------------------------------- -------------------------
    12b-1 Fees                                     0.25%
    ------------------------------------- -------------------------
    Other Expenses                                 0.16%
    ------------------------------------- -------------------------
    Total Annual Portfolio Operating               1.18%
    Expenses Before Expense
    Waiver/Repayment to Manager
    ------------------------------------- -------------------------
    Contractual Expense                            0.07%
    (Waiver)/Repayment to Manager*
    ------------------------------------- -------------------------
    Total Annual Portfolio Operating               1.25%
    Expenses After Expense
    Waiver/Repayment to Manager
    ------------------------------------- -------------------------
* The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class B shares of the Portfolio will not exceed 1.25% for the period ended April 30, 2006 and in any year in which the Agreement is in effect. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board of Trustees, be repaid to the Manager. Prior to May 1, 2005, the expense limitation for Class B shares was 1.35%.

Example

     The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

     The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2006. The Example is for illustration only, and your actual costs may be higher or lower.

         Example of Portfolio Expenses

---------------------------------------- --------------------------------------
                                                        Class B
---------------------------------------- --------------------------------------
1 Year                                                   $128
---------------------------------------- --------------------------------------
3 Years                                                  $384
---------------------------------------- --------------------------------------
5 Years                                                  $659
---------------------------------------- --------------------------------------
10 Years                                                $1,444
---------------------------------------- --------------------------------------

         [Left Side:]


                   Met/Putnam Capital Opportunities Portfolio


Investment Objective:

     Long-term growth of capital.

Principal Investment Strategy:

     The Portfolio invests mainly in the common stocks of U.S. companies which the Adviser believes have favorable investment potential. For example, the Adviser may purchase stocks of companies with stock prices that reflect a value lower than that the Adviser places on the company. The Adviser may also consider other factors that are believed will cause the stock price to rise. Investments are mainly in small- and mid-sized companies.

     The Portfolio may also invest up to 20% of its assets in foreign securities.

[Right side:]

Primary Risks:

     The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in detail on page 21 any of which could cause the Portfolio's return or the price of its shares to decrease or could cause the Portfolio's yield to fluctuate:

o        Market risk

o        Foreign investment risk

o        Market capitalization risk

o        Investment style risk


Past Performance:

     The information below provides an indication of the risks of investing in the Portfolio by showing the volatility of the Portfolio's returns. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

     The performance shown below for the period February 12, 2001 through December 31, 2004 is the performance of the Portfolio's Class A shares, the Portfolio's oldest Class. The historical performance shown for the Portfolio's Class A shares prior to February 12, 2001 is the performance of the Portfolio's predecessor fund (Small Cap Stock Portfolio, a series of Cova Series Trust, which commenced operations on May 1, 1996) managed by the Portfolio's former investment adviser using the same investment objective and strategy as the Portfolio. The assets of the predecessor fund were transferred to the Portfolio on February 12, 2001. Effective May 1, 2003, Putnam Investment Management, LLC became the Portfolio's Adviser. Performance information prior to that date is attributable to the Portfolio's former investment adviser.

     The bar chart below shows you the performance of the Portfolio's Class A shares for each full calendar year since its inception and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. Although Class A shares are not offered by this Prospectus, the annual returns for Class A and Class B are substantially similar because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses.

               Year-by-Year Total Return as of 12/31 of Each Year

-------- ------ --------- --------- ---------- ---------- ---------- -----------
 20.89%  5.40%    44.56%   -10.55%    -8.42%     -20.39%    28.73%     18.54%






   97     98        99        00        01         02         03         04
-------- ------ --------- --------- ---------- ---------- ---------- -----------

                        High Quarter: 4th - 1999 + 35.13%
                        Low Quarter: 3rd - 2001 - 23.01%

     The table below compares the Portfolio's Class A and Class B shares' average annual compounded total returns for the 1- and 5-year periods and from inception through 12/31/04, as applicable, with the Russell 2000 Index, a widely recognized unmanaged index that measures small company stock performance. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index.

  -----------------------------------------------------------------------------
                    Average Annual Total Return as of 12/31/04
                     ------------------------------------------
                                                            Since     Inception
                                1 Year        5 Year      Inception      Date

  Class A                       18.54%        -0.26%        6.82%      5/1/96
  Class B                       18.33%         ___          7.62%      4/3/01
  Russell 2000 Index
                                18.33%        11.48%       8.91%*
  ------------------------------------------------------------------------------
            * Index performance is from 5/1/96.

SIDE BAR:

     Portfolio Management:

o        Putnam Investment Management, LLC
         see page 38

o        For financial highlights
         see page 50



For information on Putnam Investment Management, LLC's prior performance with a comparable fund, see page 38.

Fees and Expenses:

     The following table describes the fees and expenses you would pay if you bought and held shares of the Portfolio. These fees and expenses are for the year ended December 31, 2004 and are expressed as a percentage of the Portfolio's average daily net assets. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges.

Shareholder Transaction Expenses - None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

  ------------------------ ------------------------ ---------------------------
                                      Class A                Class B
  ------------------------ ------------------------ ---------------------------
  Management Fee                       0.85%                  0.85%
  ------------------------ ------------------------ ---------------------------
  12b-1 Fees                           None                   0.25%
  ------------------------ ------------------------ ---------------------------
  Other Expenses                       0.34%%                 0.35%
  ------------------------ ------------------------ ---------------------------
  Total Annual Portfolio               1.19%                  1.45%
  Operating Expenses
  ------------------------ ------------------------ ---------------------------


Example

     The following Example is to help you compare the cost of investing in the Portfolio with the cost of investing in other funds.

     The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same. The Example is for illustration only, and your actual costs may be higher or lower.



         Example of Portfolio Expenses

------------------- ------------------------------ -----------------------------
                                   Class A                        Class B
------------------- ------------------------------ -----------------------------
1 Year                              $122                           $149
------------------- ------------------------------ -----------------------------
3 Years                             $380                           $462
------------------- ------------------------------ -----------------------------
5 Years                             $658                           $797
------------------- ------------------------------ -----------------------------
10 Years                           $1,450                         $1,745
------------------- ------------------------------ -----------------------------

     Primary Risks of Investing in the Portfolios


     One or more of the following primary risks may apply to your Portfolio. Please see the Investment Summary for your particular Portfolio to determine which risks apply and for a discussion of other risks that may apply to the Portfolio. Please note that there are many other circumstances that could adversely affect your investment and prevent a Portfolio from reaching its objective, which are not described here.

Market Risk

     A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Adviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Adviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Adviser overweights fixed income markets or industries where there are significant declines.

Foreign Investment Risk

     Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

     o These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

     o Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

     o Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

     o    Foreign  markets  may be less  liquid  and  more  volatile  than  U.S.
          markets.

     o Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings.

     o Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

Market Capitalization Risk

     Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. In some cases, these companies may be relatively new issuers (i.e., those having continuous operation histories of less than three years) which carries other risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

     Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.





     Additional Investment Strategies

     In addition to the principal investment strategies discussed in each individual Portfolio's Investment Summary, a Portfolio, as indicated in the chart below, may at times invest a portion of its assets in the investment strategies and may engage in certain investment techniques as described below. The SAI provides a more detailed discussion of certain of these and other securities and indicates if a Portfolio is subject to any limitations with respect to a particular investment strategy. These strategies and techniques may involve risks. Although a Portfolio that is not identified below in connection with a particular strategy or technique generally has the ability to engage in such a transaction, its Adviser currently intends to invest little, if any, of the Portfolio's assets in that strategy or technique. (Please note that some of these strategies may be a principal investment strategy for a particular Portfolio and consequently are also described in that Portfolio's Investment Summary.) The Portfolios are not limited by this discussion and may invest in other types of securities not precluded by the policies discussed elsewhere in this Prospectus.

------------- -------- -------- ----------
              Met/AIM  MFS      Met/Putnam
              Small    Research Capital
              Cap      InternatiOpportunities
              Growth   PortfolioPortfolio
              Portfolio
------------- -------- -------- ----------
Brady Bonds
------------- -------- -------- ----------
Collateralized
Mortgage
Obligations
------------- -------- -------- ----------
Convertible      X        X         X
Securities
------------- -------- -------- ----------
Depositary       X        X         X
Receipts
------------- -------- -------- ----------
Derivatives:







Options          X        X         X
Futures          X        X         X
------------- -------- -------- ----------
Direct
Participation
in
Corporate
Loans
------------- -------- -------- ----------
Dollar Roll
Transactions
------------- -------- -------- ----------
Foreign                   X         X
Currency
Transactions
------------- -------- -------- ----------
Foreign                   X
Debt
Securities
------------- -------- -------- ----------
Foreign          X        X         X
Equity
Securities
------------- -------- -------- ----------
Forward                   X
Commitments,
When-Issued
and Delayed
Delivery
Securities

------------- -------- -------- ----------
High             X        X         X
Quality
Short-Term
Debt
Obligations
including
Bankers'
Acceptances,
Commercial
Paper and
Certificates
of Deposit
issued or
guaranteed
by Bank
Holding
Companies
in the
U.S., their
Subsidiaries
and Foreign
Branches or
of the
World Bank;
Variable
Amount
Master
Demand
Notes and
Variable
Rate Notes
issued by
U.S. and
Foreign
Corporations
------------- -------- -------- ----------
High
Yield/High
Risk Debt
Securities

------------- -------- -------- ----------
Hybrid
Instruments
------------- -------- -------- ----------
Illiquid                  X         X
and
Restricted
Securities
------------- -------- -------- ----------
Indexed                   X
Securities
------------- -------- -------- ----------
Interest
Rate
Transactions
------------- -------- -------- ----------
Investment                X
Grade Debt
Securities
------------- -------- -------- ----------
Investments               X         X
in Other
Investment
Companies
including
Passive
Foreign
Investment
Companies
------------- -------- -------- ----------
Mortgage-backed           X
Securities,
including
GNMA
Certificates,
Mortgage-backed
Bonds
------------- -------- -------- ----------
Municipal
Securities
------------- -------- -------- ----------
Non-mortgage
Asset-backed
Securities
------------- -------- -------- ----------
PIK
(pay-in-kind)
Debt
Securities
and
Zero-Coupon
Bonds
------------- -------- -------- ----------
Preferred        X        X         X
Stocks
------------- -------- -------- ----------
Real Estate      X        X         X
Investment
Trusts
------------- -------- -------- ----------
Repurchase                          X
Agreements
------------- -------- -------- ----------
Reverse
Repurchase
Agreements
------------- -------- -------- ----------
Rights and                X         X
Warrants
------------- -------- -------- ----------
Securities       X        X         X
Loans
------------- -------- -------- ----------
Short Sales               X
(Against
the Box)
------------- -------- -------- ----------
Structured
Notes
------------- -------- -------- ----------
U.S.             X        X
Government
Securities
------------- -------- -------- ----------

     Brady Bonds. Brady Bonds are collateralized or uncollateralized fixed income securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady Bonds have been issued only recently and, accordingly do not have a long payment history. These securities are subject to credit risk and interest rate risk.

     Collateralized Mortgage Obligations (CMOs). CMOs are fixed income securities secured by mortgage loans and other mortgage-backed securities and are generally considered to be derivatives. CMOs may be issued or guaranteed by the U.S. Government or its agencies or instrumentalities or collateralized by a portfolio of mortgages or mortgage-related securities guaranteed by such an agency or instrumentality or may be non-U.S. Government guaranteed.

     CMOs carry general fixed income securities risks, such as credit risk and interest rate risk, and risks associated with mortgage-backed securities, including prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an Adviser may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

     Convertible Securities. Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

     Traditionally, convertible securities have paid dividends or interest rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. These securities are also subject to market risk, interest rate risk and credit risk.

     Depositary Receipts. Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

     These instruments are subject to market risk and foreign investment risk.

     Derivatives. Derivatives are used to limit risk in a Portfolio or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives include options, futures, forward contracts and related products.

     Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price.

     Futures are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date.

     Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time.

     Derivatives may be used to hedge against an opposite position that a Portfolio holds. Any loss generated by the derivatives should be offset by gains in the hedged investment. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains or result in losses or missed opportunities. In addition, derivatives that are used for hedging the Portfolio in specific securities may not fully offset the underlying positions. The counterparty to a derivatives contract also could default. Derivatives that involve leverage could magnify losses.

     Derivatives may also be used to maintain a Portfolio's exposure to the market, manage cash flows or to attempt to increase income. Using derivatives for purposes other than hedging is speculative and involves greater risks. In many foreign countries, futures and options markets do not exist or are not sufficiently developed to be effectively used by a Portfolio that invests in foreign securities.

     Direct Participation in Corporate Loans. By purchasing a loan, the Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand.

     The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

     Dollar Roll Transactions. Dollar roll transactions are comprised of the sale by the Portfolio of mortgage-based or other fixed income securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially may involve only a firm commitment agreement by the Portfolio to buy a security. Dollar roll transactions are treated as borrowings for purposes of the 1940 Act, and the aggregate of such transactions and all other borrowings of the Portfolio (including reverse repurchase agreements) will be subject to the requirement that the Portfolio maintain asset coverage of 300% for all borrowings.

     If the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Portfolio is required to repurchase may be worth less than the security that the Portfolio originally held; and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

     Foreign Currency Transactions. Foreign currency transactions are entered into for the purpose of hedging against foreign exchange risk arising from the Portfolio's investment or anticipated investment in securities denominated in foreign currencies. The Portfolio also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Foreign currency transactions include the purchase of foreign currency on a spot (or cash) basis, contracts to purchase or sell foreign currencies at a future date (forward contracts), the purchase and sale of foreign currency futures contracts, and the purchase of exchange traded and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

     These hedging transactions do not eliminate fluctuations in the underlying prices of the securities which the Portfolio owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. A forward foreign currency exchange contract reduces the Portfolio's exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currency will limit any potential gain which might be realized by the Portfolio if the value of the hedged currency increases. In the case of forward contracts entered into for the purpose of increasing return, the Portfolio may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts also involve the risk that the party with which the Portfolio enters the contract may fail to perform its obligations to the Portfolio. The purchase and sale of foreign currency futures contracts and the purchase of call and put options on foreign currency futures contracts and on foreign currencies involve certain risks associated with derivatives.

         Foreign Debt Securities. Foreign debt securities are issued by foreign corporations and governments. They may include Eurodollar obligations and Yankee bonds.

         Foreign debt securities are subject to foreign investment risk, credit risk and interest rate risk. Securities in developing countries are also subject to the additional risks associated with emerging markets.

     Foreign Equity Securities. Foreign equity securities are subject to foreign investment risk in addition to the risks applicable to domestic equity securities, such as market risk.

     Forward Commitments, When-Issued and Delayed Delivery Securities. Forward commitments, when-issued and delayed delivery securities generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. The Portfolios do not earn interest on such securities until settlement and bear the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. Government securities may be sold in this manner.

     High Quality Short-Term Debt Obligations including Bankers' Acceptances, Commercial Paper and Certificates of Deposit issued or guaranteed by Bank Holding Companies in the U.S., their Subsidiaries and Foreign Branches or of the World Bank; Variable Amount Master Demand Notes and Variable Rate Notes issued by U.S. and Foreign Corporations.

     Commercial paper is a short-term debt obligation with a maturity ranging from one to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash.

     Variable amount master demand notes differ from ordinary commercial paper in that they are issued pursuant to a written agreement between the issuer and the holder, their amounts may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, they are payable on demand, the rate of interest payable on them varies with an agreed formula and they are typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by a Portfolio will be regarded as an illiquid security.

     These instruments are subject to credit risk, interest rate risk and foreign investment risk.

     High Yield/High Risk Debt Securities. High yield/high risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody's). Other terms commonly used to describe such securities include "lower rated bonds," "noninvestment grade bonds," and "junk bonds."

     High yield/high risk debt securities are subject to high yield debt security risk as described in "Primary Risks of Investing in the Portfolios" above.

     Hybrid Instruments. Hybrid instruments are a form of a derivative and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. They are often indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity security index. Examples of hybrid instruments include debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time or preferred stock with dividend rates determined by reference to the value of a currency.

     Hybrids may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of the instrument could be zero. Hybrids can have volatile prices and limited liquidity and their use by the Portfolio may not be successful.

Illiquid and Restricted Securities. Each Portfolio may invest a portion of its assets in restricted and illiquid securities, which are investments that the Portfolio cannot easily resell within seven days at current value or that have contractual or legal restriction on resale. Restricted securities include those which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and are purchased directly from the issuer or in the secondary market (private placements).

     If the Portfolio buys restricted or illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value or could have difficulty valuing these holdings precisely.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Indexed Securities. A Portfolio may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of, or interest on, the instrument.

     Interest Rate Transactions. Interest rate transactions are hedging transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. They are used by a Portfolio in an attempt to protect the value of its investments from interest rate fluctuations. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The Adviser to the Portfolio enters into these transactions on behalf of the Portfolio primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio will not sell interest rate caps or floors that it does not own.

     There is the risk that the Adviser may incorrectly predict the direction of interest rates resulting in losses to the Portfolio.

     Investment Grade Debt Securities. Investment grade debt securities are securities rated in one of the four highest rating categories by S&P, Moody's or other nationally recognized rating agency. These securities are subject to interest rate risk and credit risk. Securities rated in the fourth investment category by a nationally recognized rating agency (e.g. BBB by S&P and Baa by Moody's) may have speculative characteristics.

     Investments in Other Investment Companies including Passive Foreign Investment Companies. When the Portfolio invests in another investment company, it must bear the management and other fees of the investment company, in addition to its own expenses. As a result, the Portfolio may be exposed to duplicate expenses which could lower its value. Investments in passive foreign investment companies also are subject to foreign investment risk.

     Passive foreign investment companies are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, royalties, rent, and annuities.

     Mortgage-backed Securities, including GNMA Certificates, Mortgage-backed Bonds and Stripped Mortgage-backed Securities. Mortgage-backed securities include securities backed by Ginnie Mae and Fannie Mae as well as by private issuers. These securities represent collections (pools) of commercial and residential mortgages. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

     These securities carry general fixed income security risks, such as credit risk and interest rate risk, as well as prepayment risk.

     Municipal Securities. Municipal securities are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. These securities are subject to interest rate risk and credit risk.

     Non-mortgage Asset-backed Securities. Non-mortgage asset-backed securities include equipment trust certificates and interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. This means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

     The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of the Portfolio to successfully use these instruments may depend in part upon the ability of an Adviser to forecast interest rates and other economic factors correctly.

     PIK (pay-in-kind) Debt Securities and Zero-Coupon Bonds. PIK debt securities are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash.

     Zero-coupon bonds are bonds that provide for no current interest payment and are sold at a discount. These investments pay no interest in cash to its holder during its life and usually trade at a deep discount from their face or par value. These investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

     These securities are subject to credit risk and interest rate risk.

     Preferred Stocks. Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

     Preferred stocks are subject to market risk. In addition, because preferred stocks pay fixed dividends, an increase in interest rates may cause the price of a preferred stock to fall.

     Real Estate Investment Trusts. REITs are entities which invest in commercial and other real estate properties. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

     Repurchase Agreements. Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash.

     Repurchase agreements involve credit risk, i.e., the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

     Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time.

     Reverse repurchase agreements will be used primarily to provide cash to satisfy unusually high redemption requests or for other temporary or emergency purposes. Reverse repurchase agreements are considered a form of borrowing by the Portfolio and, therefore, are a form of leverage. Leverage may cause any gains or losses of the Portfolio to be magnified.

     Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

     Securities Loans. For purposes of realizing additional income, a Portfolio may lend securities to broker-dealers or institutional investors approved by the Board of Trustees. All securities loans will be made pursuant to agreement requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collected or receives a fee from the borrower.

     The risk in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in their collateral should the borrower fail financially.

     Short Sales. Short sales are sales of securities that the seller does not own. The seller must borrow the securities to make delivery to the buyer. A short sale may be uncollateralized or against-the-box. A short sale is "against-the-box" if at all times when the short position is open, the seller owns an equal amount of the securities sold short or securities convertible into, or exchanged without further consideration for, securities of the same issue as the securities sold short.

     The price of securities purchased to replace borrowed securities sold short may be greater than proceeds received in the short sale resulting in a loss to the Portfolio.

     Structured Notes. A form of hybrid investment, structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated for the purpose of restructuring the investment characteristics of debt obligations. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

     Structured notes are also subject to credit risk and interest rate risk and can have volatile prices.

     U.S. Government Securities. U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit, like Treasury bills and GNMA certificates. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government-sponsored entities, like bonds and notes issued by the Federal Home Loan Bank, Fannie Mae, and Sallie Mae. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

     U.S. Government securities are subject to interest rate risk. Credit risk is remote.

Defensive Investments

     Under adverse market or economic conditions, a Portfolio could invest for temporary defensive purposes some or all of its assets in money market securities or utilize other investment strategies that may be inconsistent with a Portfolio's principal investment strategy. Although a Portfolio would employ these measures only in seeking to avoid losses, they could reduce the benefit from an upswing in the market or prevent the Portfolio from meeting its investment objective.

Portfolio Turnover

     The Portfolios' Advisers will sell a security when they believe it is appropriate to do so, regardless of how long a Portfolio has owned that security. Buying and selling securities generally involves some expense to a Portfolio, such as commissions paid to brokers and other transaction costs. Generally speaking, the higher a Portfolio's annual portfolio turnover rate, the greater its brokerage costs. Increased brokerage costs may adversely affect a Portfolio's performance. The Met/AIM Small Cap Growth Portfolio generally intends to purchase securities for long-term investment and therefore will have a relatively low turnover rate. Annual turnover rate of 100% or more is considered high and will result in increased costs to the Portfolios. MFS Research International Portfolio and Met/Putnam Capital Opportunities Portfolio generally will have annual turnover rates of 100% or more.

Downgrades in Fixed Income Debt Securities

     Unless required by applicable law, the Portfolios are not required to sell or dispose of any debt security that either loses its rating or has its rating reduced after a Portfolio purchases the security.


     Management

     The Trust's Board of Trustees is responsible for managing the business affairs of the Trust. The Trustees meet periodically to review the affairs of the Trust and to establish certain guidelines which the Manager and Advisers are expected to follow in implementing the investment policies and objectives of the Trust. The Trustees also review the management of the Portfolios' assets by the Advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.



The Manager

     Met Investors Advisory, LLC (the "Manager"), 5 Park Plaza, Suite 1900, Irvine, California 92614, has overall responsibility for the general management and administration of all of the Portfolios. The Manager selects and pays the fees of the Advisers for each of the Trust's Portfolios and monitors each Adviser's investment program. The Manager is an affiliate of Metropolitan Life Insurance Company.

     As compensation for its services to the Portfolios, the Manager receives monthly compensation at an annual rate of a percentage of' the average daily net assets of each Portfolio. The advisory fees for each Portfolio are:

-------------------------------------------- ----------------------------------------------------------
Portfolio                                    Advisory Fee
-------------------------------------------- ----------------------------------------------------------
Met/AIM Small Cap Growth Portfolio           0.90% of first $500 million of such assets plus
                                             0.85% of such assets over $500 million
-------------------------------------------- ----------------------------------------------------------
MFS Research International Portfolio         0.80% of first $200 million of such assets plus
                                             0.75% of such assets over $200 million up to
                                             $500 million plus 0.70% of such assets over
                                             $500 million up to $1 billion plus 0.65% of
                                             such assets over $1 billion
-------------------------------------------- ----------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio   0.85%
-------------------------------------------- ----------------------------------------------------------


     A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement with the Manager and the investment advisory agreements with the Advisers is available in the SAI.

Expense Limitation Agreement

     In the interest of limiting expenses of certain Portfolios until April 30, 2006, the Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolios set forth below other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios:







Expense Limitation Provisions

---------------------------------------------------------------------------
                                           Total Expenses Limited to
Portfolios                                   (% of daily net assets)
---------------------------------------------------------------------------
Met/AIM Small Cap Growth                               1.05%

MFS Research International                             1.00%


     Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless:
(i) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees.

     The total amount of reimbursement to which the Manager may be entitled will equal, at any time, the sum of (i) all investment management fees previously waived or reduced by the Manager and (ii) all other payments previously remitted by the Manager to the Portfolio during any of the previous five fiscal years, less any reimbursement that the Portfolio has previously paid to the Manager with respect to (a) such investment management fees previously waived or reduced and (b) such other payments previously remitted by the Manager to the Portfolio.

The Advisers

     Under the terms of the agreements between each Adviser and the Manager, the Adviser will develop a plan for investing the assets of each Portfolio, select the assets to be purchased and sold by each Portfolio, select the broker-dealer or broker-dealers through which the Portfolio will buy and sell its assets, and negotiate the payment of commissions, if any, to those broker-dealers. Each Adviser follows the investment policies set by the Manager and the Board of Trustees for each of the Portfolios. Day-to-day management of the investments in each Portfolio is the responsibility of the Adviser's portfolio managers. The portfolio managers of each Portfolio are indicated below following a brief description of each Adviser. The SAI provides additional information about each committee member's or portfolio manager's compensation, other accounts managed and the person's ownership of securities in the Portfolio.

     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, and without the approval of shareholders to: (a) employ a new unaffiliated investment adviser for a Portfolio pursuant to the terms of a new investment advisory agreement, in each case either as a replacement for an existing Adviser or as an additional Adviser; (b) change the terms of any investment advisory agreement; and (c) continue the employment of an existing Adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the Adviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new Adviser that normally is provided in a proxy statement.

     The Manager pays each Adviser a fee based on the Portfolio's average daily net assets. No Portfolio is responsible for the fees paid to each of the Advisers.

A I M CAPITAL MANAGEMENT, INC. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, is the Adviser to the Met/AIM Mid Cap Core Equity and Met/AIM Small Cap Growth Portfolios of the Trust. AIM has acted as an investment adviser since its organization in 1986. Today, AIM, together with its affiliates, advises or manages over 200 investment portfolios, including the Portfolios, encompassing a broad range of investment objectives. AIM is an indirect wholly owned subsidiary of AMVESCAP PLC, London, England. Total net assets under the management of AIM and its affiliates was approximately $ 138 billion as of December 31, 2004.

     The Adviser uses a team approach to investment management. The members of the team who are primarily responsible for the day-to-day management of the Portfolio are:


     o Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

     o Juan R. Hartsfield, Portfolio Manager, has been responsible for the portfolio since 2004 and has been associated with AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

     o They are assisted by the Small Cap Core/Growth Team which may be comprised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund's portfolio. Members of the Team may change from time to time.


MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Adviser to the MFS Research International Portfolio of the Trust. MFS is America's oldest mutual fund organization. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada, Inc. (a diversified financial services organization). MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $140.3 billion as of December 31, 2004.

     o The Portfolio is managed by a committee of research analysts under the general supervision of Thomas Melendez and Jose Luiz Garcia.

     o Mr. Melendez, Vice President of MFS, joined MFS in 2002 as an associate portfolio manager with more than ten years experience, including three years as an Emerging Market Product Specialist for Schroders North America, two years as a General Manager for Schroders Argentina and three years as a Vice President, Latin American Fund Manager for Schroders Capital Management International, London.

     o Mr. Garcia, Vice President of MFS and global equity research analyst, joined MFS in 2002. Prior to joining MFS, Mr. Garcia was Chief Executive Officer of Telefonica B2B in Mexico City for two years and for two years prior to that position, Principal of Texas Pacific Group.


PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, is the Adviser to the Met/Putnam Capital Opportunities Portfolio of the Trust. Putnam has been managing mutual funds since 1937 and is an indirect subsidiary of Marsh & McLennan Companies. As of December 31, 2004, Putnam had over $213 billion in assets under investment management.

     o Putnam's U.S. Small- and Mid-Cap Core Team has primary responsibility for the day-to-day management of the Portfolio. The following team members coordinate the team's management of the Portfolio: Joseph P. Joseph, Portfolio Leader, has been with Putnam since 1994; Tinh Bui, Portfolio Member, has been with Putnam since 2001 - prior to 2001, with PPM America; Gerald I. Moore, Portfolio Member, has been with Putnam since 1997.



PRIOR EXPERIENCE WITH COMPARABLE FUND

     The Met/Putnam Capital Opportunities Portfolio and the Putnam Capital Opportunities Fund, which is also advised by Putnam, have substantially similar investment objectives, policies, and strategies. Putnam began managing the Portfolio on May 1, 2003. In order to provide you with information regarding the investment capabilities of Putnam, performance information regarding the Putnam Capital Opportunities Fund is presented. Management fees paid by the Putnam Capital Opportunities Fund are less than the fees paid by the Portfolio. If the same level of management fees charged to the Portfolio had been charged to the Putnam Capital Opportunities Fund, the average annual return during the periods would have been lower than the numbers set forth below. This result assumes that the current management fee paid by the Putnam Capital Opportunities Fund, as a percentage of average net assets, applied to all prior periods. Such performance information should not be relied upon as an indication of the future performance of the Portfolio because, among other things, the asset sizes and expenses of Putnam Research Fund and the Portfolio will vary.

     The table below compares the Putnam Capital Opportunities Fund's average annual compounded total returns for the 1- and 5- year period and since inception on 6/1/98 through 12/31/04 with the Russell 2000 Index and the Russell 2500 Index. The Russell 2500 Index is an unmanaged index that measures the performance of the smallest 2500 companies in the Russell 3000 Index. An index does not include transaction costs associated with buying and selling securities or any mutual fund expenses. It is not possible to invest directly in an index. The calculations of total return assume the reinvestment of all dividends and capital gain distributions and the deduction of all recurring expenses that were charged to shareholder accounts. These figures do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower.


----------------------------------- ------------------------------------------------
                                     Average Annual Total Return as of 12/31/04
----------------------------------- -------------- ---------------- ----------------
                                      1 Year           5 Year       Since Inception
----------------------------------- -------------- ---------------- ----------------
Putnam Capital Opportunities Fund -   18.42%            7.20%            8.58%
Class A shares (with sales charge)
----------------------------------- -------------- ---------------- ----------------
Putnam Capital Opportunities Fund -   19.86%            8.47%            9.89%
Class A shares (without sales
charge)
----------------------------------- -------------- ---------------- ----------------
Russell 2000 Index                    18.33%            6.61%            6.93%
----------------------------------- -------------- ---------------- ----------------
Russell 2500 Index                    18.25%            8.35%            9.00%
----------------------------------- -------------- ---------------- ----------------


     Distribution Plan

     Each Portfolio has adopted for its Class B shares a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into a Distribution Agreement with MetLife Investors Distribution Company located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MetLife Investors Distribution Company is an affiliate of the Manager, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the Portfolios. Under the Plan, the Trust, on behalf of the Portfolios, is permitted to pay to various service providers up to 0.50% of the average daily net assets of each Portfolio as payment for services rendered in connection with the distribution of the shares of the Portfolios. Currently, payments are limited to 0.25% of average net assets, which amount may be increased to the full Plan amount by the Trustees of the Trust without shareholder approval. Because these fees are paid out of Trust assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.





YOUR INVESTMENT

Shareholder Information

     The separate accounts of MetLife are the record owners of the Portfolios' shares. Any reference to the shareholder in this Prospectus technically refers to those separate accounts and not to you, the Contract owner. The legal rights of you, the Contract owner, are different from the legal rights of the record owner.

     However, MetLife is required to solicit instructions from Contract owners when voting on shareholder issues. Any voting by MetLife as shareholder would therefore reflect the actual votes of Contract owners. Please see "Voting Rights" in the prospectus for the Contracts accompanying this Prospectus for more information on your voting rights.

     Disclosure of Portfolio Holdings

     Shares of the Trust are offered only to separate accounts of the Insurance Companies. The following information is generally made available on one or more Insurance Company web sites (including www.metlifeinvestors.com); (i) the ten largest portfolio holdings of each Portfolio; (ii) unless the Adviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets; and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is posted to the web site on the first business day of the second month following the calendar quarter. The Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Trust. These postings generally remain until replaced by new postings as described above.

     A description of the Portfolios' policies and procedures with respect to the disclosure of the Portfolios' portfolio securities is available in the SAI.


Dividends, Distributions and Taxes

Dividends and Distributions

     Each Portfolio intends to distribute substantially all of its net investment income, if any. Each Portfolio distributes its dividends from its net investment income to MetLife's separate accounts at least once a year and not to you, the Contract owner. These distributions are in the form of additional shares and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Contract prospectus accompanying this Prospectus for more information.

     All net realized long- or short-term capital gains of each Portfolio are also declared once a year and reinvested in the Portfolio.

Taxes

     Please see the Contract prospectus accompanying this Prospectus for a discussion of the tax impact on you resulting from the income taxes the separate accounts owe as a result of their ownership of a Portfolio's shares and their receipt of dividends and capital gains.

     Each Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Code. As qualified, a Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to you. Taxable income consists generally of net investment income, and any capital gains. It is each Portfolio's intention to distribute all such income and gains.

     Shares of each Portfolio are currently offered only to the separate accounts of MetLife. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the separate accounts, as well as the tax treatment of the policies and annuity contracts and the holders thereof, see the discussion of federal income tax considerations included in the prospectus for the Contracts.

     Section  817(h)  of  the  Code  and  the  regulations   thereunder   impose
"diversification" requirements on the assets underlying a Contract. Each Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in a Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolios are and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests. See the prospectus for the Contracts.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting a Portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisers.

Report to Policyholders

     The fiscal year of each Portfolio ends on December 31 of each year. The Trust will send to you, at least semi-annually, reports which show the Portfolios' composition and other information. An annual report, with audited information, will be sent to you each year.

Sales and Purchases of Shares

     The Trust does not sell its shares directly to the public. The Trust continuously sells Class A shares, Class B shares, and Class E shares of each Portfolio only to the separate accounts of MetLife to fund Contracts. Class A and Class E shares of the Portfolios are not being offered by this Prospectus. The Trust could also offer shares to other separate accounts of other insurers if approved by the Board of Trustees.

Purchase and Redemption of Shares

     MetLife Investors Distribution Company is the principal underwriter and distributor of the Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of each Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contract. Such orders are effected, without sales charge, at the net asset value per share for each Portfolio determined on that same date. The Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

     The Portfolios are available is investment options under a number of different variable insurance products, many of which do not limit the number of transfers among the available underlying funds. A large number of transfers could raise transactions costs for a Portfolio and could require the Adviser to maintain increased cash reserves, which could harm performance in rising markets.

     Shares of the Portfolios are sold and redeemed at their net asset value without the imposition of any sales commission or redemption charge. Class B shares are subject to a Rule 12b-1 fee of 0.25% of average daily net assets. (However, certain sales or other charges may apply to the Contract, as described in the Contract prospectus.) Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if the Manager determines it is in the best interests of the Trust.

Market Timing

     The Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage a Portfolio's assets ((i) or (ii), "market timing"). The Trust is not intended for investment by market timers. The Trust does not knowingly accommodate market timing in any Portfolio and, to the Trust's knowledge, there are no arrangements currently in place that are designed to permit any contract owner to engage in market timing. As discussed above, the Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

     The Trust requires that the insurance company separate accounts that invest in the Portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, the Manager monitors cashflows of certain Portfolios identified as presenting pricing inefficiencies that could potentially be exploited by market timers, and, with respect to each Portfolio, conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, the Manager may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

     If the Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Trust or any of its Portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Trust or any of its Portfolios. The Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.

     Limitations on the Trust's Ability to Detect and Deter Market Timing

     The Portfolios are available as investment options under a number of different variable insurance products. Owners of these variable insurance products transfer value among sub-accounts of the insurance company separate accounts by contacting the insurance companies. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of the insurance companies. The right of an owner of such a variable insurance product to transfer among sub-accounts is governed by a contract between the insurance company and such owner. Many of these contracts do not limit the number of transfers among the available underlying funds that a contract owner may make. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Trust and contract owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Trust's difficulty in detecting and deterring such market timing activities.

     Risks Associated With Market Timing Generally

     While the Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, contract owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt a portfolio manager's ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for a Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces a Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause a Portfolio to incur increased expenses. For example, as a result of such frequent trading, a Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

     Associated with an investment in a Portfolio that itself invests in securities that are, for example, thinly traded, traded infrequently, or relatively less liquid is the risk that the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") and thereby dilute the returns of long-term investors. Portfolios that may be adversely affected by price arbitrage include those Portfolios that significantly invest in small cap equity securities and in certain fixed-income securities, such as high yield bonds.

     A Portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time a Portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a market timer engaging in certain strategies to exploit differences in Portfolio share prices that are based on closing prices of foreign securities established some time before the Portfolio calculates its own share price (a type of price arbitrage referred to as "time zone arbitrage"). As discussed more fully below, the Trust has procedures, referred to as fair value pricing, that allow the Trust to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Portfolio calculates its net asset value. While there is no assurance, the Portfolios expect that the use of fair value pricing will reduce a market timer's ability to engage in time zone arbitrage to the detriment of Portfolio shareholders.

Valuation of Shares

     Each Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be effected on days when the Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Trust is open for business.

     Net asset value of a Portfolio share is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

     Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolios are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolios may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolios may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolios' calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material. With respect to any portion of a Portfolio's assets that is invested in other open-end investment companies, that portion of the Portfolio's NAV is calculated based on the NAV of that investment company. The prospectus for the other investment company explains the circumstances and effects of fair value pricing for that investment company.

     Each Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolios and periodically report to the Board on the pricing services' performance.

     Money market instruments maturing in 60 days or less are valued on the amortized cost basis.



FINANCIAL HIGHLIGHTS

     The following financial highlights tables are intended to help you understand each Portfolio's Class B shares financial performance for the past 5 years (or for its period of operation in the case of Portfolios that have operated for less than 5 years). Certain information reflects financial results for a single Portfolio share. Total return in each table shows how much an investment in a Portfolio would have increased (or decreased) during each period (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report is included in the Annual Report of the Trust, which is available upon request.


Met/AIM Small Cap Growth Portfolio

Class B

                                       For the Years Ended December 31,
                                                                                         For the period from
                                                                                           October 9, 2001
                                                                                          (commencement of
                                                                                           operations) to
                                                                                            December 31,
                                          2004(a)        2003(a)         2002(a)              2001(a)
                                          -------        -------         -------             -------
NET ASSET VALUE,
BEGINNING OF PERIOD.                      $11.97          $8.62          $11.89                $10.00
                                          ------          -----          ------                ------
INCOME FROM INVESTMENT OPERATIONS:

Net investment loss..................     (0.12)         (0.11)          (0.08)                (0.02)
Net realized and unrealized gains
(losses).............................      0.89           3.46           (3.19)                 1.91
                                           ----           ----           ------                 ----
TOTAL FROM INVESTMENT OPERATIONS.....

                                           0.77           3.35           (3.27)                 1.89
                                           ----           ----           ------                 ----
NET ASSET VALUE, END OF PERIOD......
                                          $12.74         $11.97           $8.62                $11.89
                                          ------         ------           -----                ------
TOTAL RETURN.........................      6.43%         38.86%         (27.50)%               18.90%+
                                           -----         ------         --------               -------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (In
millions)............................     $309.7         $206.3           $47.1                 $7.6
RATIOS TO AVERAGE NET ASSETS(1):
Expenses.............................      1.29%          1.30%           1.30%                1.30%++
Net investment loss..................     (1.03)%        (1.04)%         (0.87)%              (0.92)%++
PORTFOLIO TURNOVER RATE..............
                                           94.9%          29.8%           19.5%                 5.1%+


                                               For the Years Ended December 31,
                                                                                         For the period from
                                                                                           October 9, 2001
                                                                                          (commencement of
                                                                                           operations) to
                                                                                            December 31,
                                          2004(a)        2003(a)         2002(a)              2001(a)
                                          -------        -------         -------             -------

-----------------

(1) Ratio of Operating Expenses to Average Net Assets Before Reimbursement by the Manager:


                                           1.23%          1.36%           2.32%                5.22%++
Ratio of Expenses to Average Net
Assets After Broker Rebates:
                                            N/A            N/A            1.28%                  N/A

+        Non-annualized

++       Annualized

N/A      Not applicable

(a)      Net investment income per share was calculated using average shares outstanding.







MFS Research International Portfolio
Class B

                                       For the Years Ended December 31,
                                                                                        For the period from
                                                                                         February 12, 2001
                                                                                         (commencement of
                                                                                          operations) to
                                    2004(a)          2003(a)          2002(a)          December 31, 2001(a)
                                    -------          -------          -------          --------------------

NET ASSET VALUE, BEGINNING OF
PERIOD.........................
                                     $9.79            $7.47            $8.48                  $10.00
                                     -----            -----            -----                  ------

INCOME FROM INVESTMENT
OPERATIONS:

Net investment income..........       0.05            0.05              0.03                   0.01

Net realized and unrealized
gains (losses).................
                                      1.86            2.33             (1.03)                 (1.52)
                                      ----            ----             ------                 ------

TOTAL FROM INVESTMENT
OPERATIONS.....................
                                      1.91            2.38             (1.00)                 (1.51)
                                      ----            ----             ------                 ------

DISTRIBUTIONS:

Dividends from net investment
income.........................        ---           (0.06)            (0.01)                 (0.01)

Distributions from net
realized capital gains.........      (0.02)            ---              ---                     ---
                                     ------            ---              ---                     ---

TOTAL DISTRIBUTIONS............
                                     (0.02)          (0.06)            (0.01)                 (0.01)
                                     ------          ------            ------                 ------

NET ASSET VALUE, END OF
PERIOD.........................      $11.68           $9.79            $7.47                   $8.48
                                     ------           -----            -----                   -----

TOTAL RETURN...................      19.56%          32.04%           (11.80)%               (15.14)%+
                                     ------          ------           --------               --------

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (In
millions)......................      $396.0          $186.0            $67.1                   $14.7



                                             For the Years Ended December 31,
                                                                                        For the period from
                                                                                         February 12, 2001
                                                                                         (commencement of
                                                                                          operations) to
                                    2004(a)          2003(a)          2002(a)          December 31, 2001(a)
                                    -------          -------          -------          --------------------

RATIOS TO AVERAGE NET
ASSETS(1):

Expenses.......................      1.32%            1.33%            1.25%                  1.25%++

Net investment income..........      0.47%            0.56%            0.34%                  0.13%++

PORTFOLIO TURNOVER RATE........
                                     98.5%            99.0%            114.1%                 133.6%+

(1) Ratio of Operating
Expenses to Average
Net Assets Before
Reimbursement by the
Manager:                             1.18%            1.39%            2.07%                  5.33%++

Ratio of Expenses to Average
Net Assets After Broker
Rebates:                              N/A             1.33%            1.25%                    N/A

+        Non-annualized

++       Annualized

N/A      Not Applicable

(a)      Net investment income per share was calculated using average shares outstanding.






Met/Putnam Capital Opportunities Portfolio
(formerly J.P. Morgan Small Cap Stock Portfolio)*
Class B



                                                                                         For the period from
                                                                                            April 3, 2001
                                                                                          (commencement of
                                                                                           operations) to
                                            2004(a)       2003(a)        2002(a)         December 31, 2001(a)
                                           -------       -------        -------         --------------------

  NET ASSET VALUE,
  BEGINNING OF PERIOD..................     $11.84        $9.23          $11.72                $12.25
                                            ------        -----          ------                ------

  INCOME FROM
  INVESTMENT
  OPERATIONS:

  Net investment income
    (loss).............................      0.01         (0.02)         (0.02)                 0.00+

  Net realized and unrealized gains
  (losses).............................      2.16          2.63          (2.46)                 1.35
                                             ----          ----          ------                 ----

  TOTAL FROM INVESTMENT OPERATIONS.....

                                             2.17          2.61          (2.48)                 1.35
                                             ----          ----          ------                 ----

  DISTRIBUTIONS:

  Dividends from net
  investment income....................      ---           ---           (0.01)                (0.02)


  Distributions from net realized
  capital gains.......................       ---           ---            ---                  (1.86)
                                             ---           ---            ---                  ------

  TOTAL DISTRIBUTIONS.................       ---           ---           (0.01)                (1.88)
                                             ---           ---           ------                ------

  NET ASSET VALUE, END OF PERIOD.......
                                            $14.01        $11.84         $9.23                 $11.72
                                            ------        ------         -----                 ------

  TOTAL RETURN.........................     18.33%        28.28%        (21.19)%              10.61%++
                                            ------        ------        --------              ------

  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (In
  millions)............................      $4.0          $2.9           $2.1                  $0.9


                                                                                        For the period from
                                                                                           April 3, 2001
                                                                                          (commencement of
                                                                                           operations) to
                                            2004(a)       2003(a)        2002(a)         December 31, 2001(a)
                                           -------       -------        -------         --------------------

  RATIOS TO AVERAGE
  NET ASSETS:

  Expenses.............................     1.45%         1.50%          1.47%                1.40%+++

  Net investment income (loss).........     0.12%        (0.20)%        (0.23)%              (0.10)%++ +

  PORTFOLIO TURNOVER RATE..............
                                            84.5%         231.2%         77.6%                 79.9%++


*        Effective May 1, 2003, the Portfolio changed its name to Met/Putnam
         Capital Opportunities Portfolio and Putnam Investment Management, LLC became the Portfolio's Adviser.

+        Less than $.0005 per share

++       Non-annualized

+++      Annualized

N/A      Not applicable

(a) Net investment income per share was calculated using average shares outstanding.


FOR MORE INFORMATION

If you would like more information about a Portfolio, the following documents are available to you free upon request:

Annual/Semi-annual Reports

     Contain additional information about a Portfolio's performance. In a Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information ("SAI")

     Provides a fuller technical and legal description of the Portfolio's policies, investment restrictions, and business structure. The SAI is legally considered to be a part of this Prospectus.

     If you would like a copy of the current versions of these documents, or other information about a Portfolio, contact:

                           Met Investors Series Trust
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                 1-800-848-3854


Free copies of the SAI and Annual and Semi-Annual Reports are available at the following website: www.metlifeinvestors.com
                   ------------------------

Information about a Portfolio, including the Annual and Semi-annual Reports and SAI, may also be obtained from the Securities and Exchange Commission ("SEC"):

o  In person      Review and copy documents in the SEC's Public Reference Room in Washington, D.C.  (for information call 202-942-8090).

o  On line        Retrieve information from the EDGAR database on the SEC's
                  web site at: http://www.sec.gov.
                               ------------------
o                 By mail Request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C.
                  20549 or by e-mailing the SEC at publicinfo@sec.gov.

                              SEC FILE # 811-10183